Internal Contract No.: Asset Transaction Contract Subject Matter: Property located at 71/F, Shanghai World Financial Center, 100 Century Avenue, Pudong New Area, Shanghai Transferor: Honwa Financial Leasing Co., Ltd. Transferee: ACM Research (Shanghai), Inc.

Internal Instructions for Use I. This contract is a template prepared in accordance with the Civil Code of the People’s Republic of China. The clauses contained in this contract are template clauses, for selection and adoption by the parties to physical asset transactions. The parties may modify, adjust or supplement the clauses contained this contract according to actual circumstances. II. In order to safeguard the respective rights and interests of the parties hereto, the parties shall be cautious in the execution of this contract, and ensure the clauses of this contract are specific and strict. Any clause that is irrelevant to the subject matter of this contract may be marked as “not applicable”, or directly deleted. III. Transferor means the corporation, individual or unincorporated organization that owns and has the right to transfer the subject matter of transfer according to law. IV. Transferee means the corporation, individual or unincorporated organization that acquires the physical asset for consideration according to law. If the transferee is an individual, his/her name and ID number shall be provided in the section of particulars of the parties. V. Zhejiang Property & Stock Exchange Co., Ltd. (“ZJPSE”) hereby solemnly represents that this contract template is for use by the parties that conduct physical asset transactions through the ZJPSE platform (the online integrated trading platform built by ZJPSE, including the PC-based and mobile Apps of the website of ZJPSE (www.zjpse.com), and other platforms or systems of ZJPSE), according to the actual circumstances of their transactions. ZJPSE does not have any obligation for warranty, solely due to its preparation and/or provision of this contract template, including without limitation warranty as to the completion of the clauses of this contract template, true intention of the parties to enter into this contract, capacity of the parties to enter into this contract, and the truthfulness and accuracy of the representations and covenants made, and the documents and information provided, by the parties in connection with the execution of this contract.

Internal Parties Transferor (Party A): Honwa Financial Leasing Co., Ltd. Registered address/domicile: Rooms 1001-1005 & 1008, 10/F, 819 Guangyi Road, Nanhu District, Jiaxing, Zhejiang Legal representative: HONGXIN GU Transferee (Party B): ACM Research (Shanghai), Inc. Registered address/domicile: 5, 6, 7 & 8, 999 Dangui Road, China (Shanghai) Pilot Free Trade Zone Legal representative: HUI WANG

Internal WHEREAS: 1. Party A is a corporation or unincorporated organization duly incorporated and validly existing under the laws of China, whose type of organization is State-owned enterprise (State-owned enterprise, State-controlled enterprise, limited liability company, company limited by shares, etc.), and unified social credit code is 91330411731515403B; 2. Subject matter of transfer hereunder is the property legally owned by Party A located at 71/F, Shanghai World Financial Center, 100 Century Avenue, Pudong New Area, Shanghai (the “Property”); 3. Party B is a company limited by shares (type of organization: State-owned enterprise, State-controlled enterprise, limited liability company, company limited by shares, etc.), duly incorporated and validly existing under the laws of China, with unified social credit code 91310000774331663A; 4. Party A agrees to transfer, and Party B agrees to acquire, the Property legally owned by Party A. Pursuant to the Civil Code of the People’s Republic of China, the Measures for Supervision and Administration of State-owned Assets Transactions of Enterprises, and other applicable laws, rules and regulations, on the principles of free will, fairness, honesty and good faith, through amicable consultation, the Parties hereby enter into this transaction contract (this “Contract”) with respect to the transfer by Party A of the Property located at 71/F, Shanghai World Financial Center, 100 Century Avenue, Pudong New Area, Shanghai to Party B. Section I Definitions and Interpretations Unless otherwise provided herein, for the purpose of this Contract, the following terms shall have the meanings set forth below: 1. “ZJPSE” means Zhejiang Property & Stock Exchange Co., Ltd. 2. “JXPSE” means Jiaxing Property & Stock Exchange Co., Ltd. 3. “Physical Asset Transfer” means transfer by Party A of the Property to Party B. 4. “Transfer Price” means the consideration payable by Party B to Party A for the Physical Asset transferred by Party A hereunder. 5. “Bid Bond” means an amount of ninety nine million two hundred twenty two thousand Yuan (¥99,222,000) payable by Party B through the ZJPSE Platform at the request of Party A and JXPSE, prior to the execution of this Contract, as security to demonstrate Party B’s intention to acquire the Property, creditworthiness and ability to perform its obligations. 6. “Registration Authority” means the competent authority having the authority to register physical assets according to law. 7. “Property Transaction Expenses” means the total out-of-pocket costs and expenses incurred by the Transferor and/or the Transferee in connection with the Property, negotiation, preparation and execution of this Contract and/or any documents hereunder, and execution and consummation of the transactions contemplated in this Contract, including without limitation the costs and expenses incurred in order to obtain necessary or desirable waivers, consents or approvals from any governmental authority or third party, and the fees charged by the relevant property exchange or intermediaries. 8. “Property Transaction Certificate” means the Property Transaction Certificate (signed by both ZJPSE and JXPSE) issued by ZJPSE, certifying the consummation of the Physical Asset Transfer hereunder. 9. “ZJPSE Platform” means the online integrated trading platform built by Zhejiang Property & Stock Exchange Co., Ltd. (“ZJPSE”), including the PC-based Apps of the website of ZJPSE (www.zjpse.com) and the website of Jiaxing Property & Stock Exchange Co., Ltd. (also known as Zhejiang Property & Stock Exchange Jiaxing Branch) (www.jxcqpt.com/JXPT/), and mobile

Internal Apps and other platforms or systems of ZJPSE. Unless otherwise specified herein, for the purpose of this Contract, the following rules of interpretation shall apply: 1. Currency: For the purpose of this Contract, all references to “RMB”, “¥” or “Yuan” are to the lawful currency of China, and all references to “$” or “USD” are to the lawful currency of the United States. 2. Computation of time periods: If any action or measure is required to be taken before, during or after a period under this Contract, the reference date for such period shall be excluded in the computation of such period, and if the last day of such period is not a business day, such period shall end on the immediately following business day. 3. “Include” shall be construed as “including without limitation”. Section II Subject Matter of Transfer 1. The subject matter of transfer hereunder is the Property owned by Party A located at 71/F, Shanghai World Financial Center, 100 Century Avenue, Pudong New Area, Shanghai, whose property building title certificate number is Shanghai [2024] Pudong Real Estate No. 112919, floor area is 3,195.94 square meters, and which is intended for use as office. The Property shall be delivered on an as-is basis, including its appearance, structure, fixtures, fittings, interior quality and decorations. The floor plan of the Property is set out in Annex I. 2. Except as otherwise disclosed by Party A in the public notice, the Property is free and clear of any issue that is not disclosed or omitted, or that may have a material adverse effect on the transfer of the Property. 3. The Property is currently mortgaged, however, Party A undertakes to complete the mortgage release procedures within three business days after receiving the Transfer Price from Party B in full, and ensure that upon transfer of the ownership of the Property to Party B, the Property already delivered to Party B will be free and clear of any mortgage, restriction or obligation that might affect the transfer of the Property. Section III Conditions Precedent to Transfer 1. Each Party shall have completed the internal decision-making, approval and other procedures in connection with the transfer of the Property hereunder according to law. 2. Party A shall have completed the public disclosure and/or bidding procedures with respect to the transaction of the Property on the ZJPSE Platform in accordance with the applicable laws, regulations and policies. 3. Party B shall have obtained detailed information about the transfer of the Property, and agree to acquire the Property in accordance with the terms of transfer proposed by Party A. 4. Party B shall acquire the Property from Party A in accordance with the provisions hereof. Section IV Method of Transfer The Property has been publicly listed on the ZJPSE Platform via JXPSE since April 7, 2026. Since that during the period of listing, only Party B expressed its intention to acquire the Property, Party B will acquire the Property according to law. Or The Property has been publicly listed on the ZJPSE Platform via JXPSE since __ (month) __ (day), __ (year). During the period of listing, __ bidders expressed their intention to acquire the Property. On __ (month) __ (day), __ (year), an auction was organized, as a result of which, Party B, as the successful bidder, will acquire the Property according to law. Or

Internal The Property has been publicly listed on the ZJPSE Platform via JXPSE since __ (month) __ (day), __ (year). Through the online dynamic bidding process, Party B has been identified as the successful bidder, and will acquire the Property according to law. Or __ auction company issued an announcement of the auction of the Property on __ (month) __ (day), __ (year), and organized an auction on __ (month) __ (day), __ (year), as a result of which, Party B, as the successful bidder, will acquire the Property according to law. Section V Amount, Payment and Transfer of the Transfer Price 1. Transfer Price: According to the result of public listing (or public bidding, dynamic bidding or public auction), Party A shall transfer the Property to Party B at the price of three hundred thirty million seven hundred forty thousand Yuan (¥330,740,000) (the “Transfer Price”). After Party B is identified as the Transferee, the Bid Bond already paid by Party B at the request of Party A and JXPSE, after deduction of the transaction service fee payable, shall be set off against the Transfer Price. The Transfer Price referred to above includes value-added tax, i.e. the amount of the Transfer Price includes the value-added tax payable. Within three business days after receiving the Transfer Price in full, Party A shall issue a valid special value-added tax invoice to Party B at the tax rate of 9%. The invoice amount shall be equal to the Transfer Price. 2. Terms of payment of the Transfer Price. Party B shall pay the Transfer Price in one lump sum through the ZJPSE Platform, within five business days after the effective date of this Contract. 3. Transfer of the Transfer Price (1) Within five business days after ZJPSE issues the Property Transaction Certificate to the Parties, JXPSE shall remit the Transfer Price in full to the designated account of Party A (account name: Honwa Financial Leasing Co., Ltd.; account number: 89010122000257240; bank: Bank of Ningbo Co., Ltd. Jiaxing Branch (Business Department)), through the ZJPSE Platform. (2) As of the date of this Contract, the Property is mortgaged as security for the debt owed by Party A as obligor in an amount of RMB133,000,000 (the “Principal Obligation”). Party A warrants and covenants that RMB133,000,000 in the Transfer Price will be specially applied towards repayment of the Principal Obligation, and not for any other purpose. (3) Party A agrees and covenants that within 24 hours after JXPSE has remitted the Transfer Price to its designated account (such date shall be approved by the Parties in advance, and shall not be a weekend or holiday), it will, in the company and under the supervision of Party B, repay the Principal Obligation through the designated account at the Business Department of Bank of Ningbo Co., Ltd. Jiaxing Branch, and then go through the mortgage release procedures for the Property in accordance with the provisions of Section 2 Paragraph 3 hereof. 4. If any dispute arises between the Parties before the issuance by ZJPSE of the Property Transaction Certificate to the Parties, each Party irrevocably covenants that JXPSE may suspend the collection or payment of the amounts and fees due hereunder, or take other appropriate actions, until Parties have reached a written agreement, or a valid legal instrument is issued after the conclusion of the relevant litigation, arbitration or other proceedings, and thereafter, JXPSE shall act in accordance with such agreement or legal instrument. Section VI Closing of the Property 1. Within 10 business days after receiving the Transfer Price from Party B in full, Party A shall hand over the Property and related title certificate, technical documents and materials to Party B. 2. Within three business days after: (1) JXPSE has received a copy of this Contract signed and sealed by the Parties; (2) Party B has paid all amounts due hereunder; and (3) each

Internal Party has paid the service fees due, ZJPSE shall issue the Property Transaction Certificate to the Parties. 3. Within 10 business days after receiving the Transfer Price from Party B in full, Party A shall go through the alteration registration procedures in respect of the Property with the competent authorities in accordance with the applicable regulations of the State. Party A shall give necessary assistance and cooperation, and complete the alteration registration procedures to pass the title to the Property to Party B within 15 business days after receiving the Transfer Price in full or such other period as may be agreed upon by the Parties, except for any delay caused by any reason not attributable to Party A. The title to the Property shall pass to Party B upon issuance of the new title certificate. 4. Within 10 business days after receiving the Transfer Price from Party B in full, Party A shall deliver the Property to Party B, and the Parties shall jointly inspect the Property, and sign the Property Hand-over Form (in form attached hereto as Annex II), to complete the hand-over procedures. Upon delivery of the Property, Party A shall ensure that: (1) the Property is vacated, and not occupied by any person or article; (2) the structures and auxiliary facilities and equipment in the Property are in good condition, and can be used normally; (3) the Property is free from any illegal construction, and is not subject to any administrative seizure or restriction; and (4) the property management service fees, utility fees, insurance premiums and other fees related to the Property due and payable prior to (but not including) the signing date of the Property Hand-over Form have been paid in full. From the signing date of the Property Hand-over Form, such fees shall be borne by Party B. For the avoidance of doubt, the Parties acknowledge that the signing date of the Property Hand-over Form shall be the delivery date (the “Closing Date”) of the Property, and Party A shall be responsible for the risks of the Property before the Closing Date. Section VII Responsibility for the Property Transaction Expenses 1. Each Party shall be responsible for its own Property Transaction Expenses incurred in connection with the property transaction hereunder, including taxes and other expenses related to change in ownership and property transfer, and handle other relevant matters in accordance with the applicable regulations of the State. 2. Each Party shall be responsible for the filing of tax returns and payment of its own taxes, and provide the other Party with the necessary documents. If any Party fails to pay its taxes on time and in full, that Party shall be solely liable for any delay in the transfer of the Property, or overdue fines and penalties resulting therefrom. Section VIII Party A’s Representations and Warranty as to Ownership 1. Party A has the legal, effective and full right to dispose of the Property. If the currently registered mortgagee of the Property prohibits or restricts the transfer of the Property or invokes other relevant agreements, resulting in invalidity or any defect in the validity of the transaction contemplated in this Contract, or inability of Party B to acquire the Property, Party A shall be deemed to have breached this Contract, and be held liable for breach in accordance with the provisions of Section X below. 2. All certificates and information submitted by Party A to Party B and JXPSE in connection with the execution of this Contract are authentic, accurate and complete. Party A shall be responsible for the consistency between the information provided by it and the actual conditions of the Property, and shall assume all legal liabilities arising from any concealment or misrepresentation by it. 3. All procedures necessary for the execution of this Contract, including without limitation authorization, approval and internal decision-making procedures, have been legally and validly completed, and all conditions precedent to the formation of this Contract and transfer of the Property have been satisfied. 4. The Property is currently mortgaged, but Party A undertakes to complete the mortgage release procedures within three business days after receiving the Transfer Price from Party B in full.

Internal 5. The Property shall be transferred and delivered on an as-is basis. 6. Party A warrants that the Property is free from any controversy or dispute with any neighbor, property management service provider or third party. If any third party asserts any claim against Party B for any reason existing before the delivery of the Property, Party A shall settle such claim and assume all liabilities arising therefrom. 7. Party A undertakes to coordinate and complete the cancellation of construction permit for the Property, after receiving the Transfer Price from Party B in full. Party A shall complete the construction permit cancellation procedures within [20] business days after receiving the Transfer Price in full or such other period as may be agreed upon by the Parties. 8. Party A acknowledges that the Property is subject to certain risks, including localized damages to the existing decorative finishes, feasibility of keeping and using the existing equipment, and minor deficiencies in construction closure details, but such risks will not affect the normal use of the Property by Party B. 9. Except the mortgage of the Property already disclosed, Party A warrants that the Property is free and clear of any agreement or right that might affect the use, lease or sale of the Property by Party B in the future, or any encumbrance, legal dispute or potential dispute. Section IX Representations and Warranties of Party B 1. Party B has the capacity to enter into and perform this Contract. 2. The acquisition by Party B of the Property complies with the applicable laws and regulations, and does not violate the industrial policies of China. 3. Party B warrants that the information and proofs of its satisfaction of the conditions for acquisition submitted by it during the bid registration process, including relevant attachments, are authentic, accurate, legal, valid and complete, and it is aware of the provisions of the Registration Authority regarding the alteration registration procedures, and will ensure that its capacity as Transferee and all information provided by it comply with the requirements of the Registration Authority. 4. All procedures necessary for the execution of this Contract, including without limitation authorization, approval and internal decision-making procedures, have been legally and validly completed, and all conditions precedent to the formation of this Contract and transfer of the Property have been satisfied. 5. Party B fully understands and acknowledges the following, and undertakes to act unconditionally based on the following: (1) Party B has fully inspected the Property, fully understands and accepts all published information and requirements regarding the Property, fully understands the status quo, legal status, defects and other circumstances of the Property, has seriously considered all unpredictable risk factors surrounding the Property, including without limitation business, industrial, market and policy risks, and is willing to bear all potential transaction risks. (2) The Property shall be transferred on an as-is basis. JXPSE makes no warranty as to the Property, including without limitation the integrity, value, quality, quantity, character and specifications of the Property. By completing the bid application and registration procedures, Party B acknowledges that it fully understands and accepts the status quo of the Property. (3) The Property shall be transferred on an as-is basis, and delivered to Party B for use on an as-is basis. If the area, use, nature or other particulars of the Property as published are different from its actual conditions, the certificate issued by the Registration Authority shall govern, the Transfer Price or conclusion of the transfer transaction shall not be affected, and neither Party shall claim return of overpayment or make-up of deficiencies. However, if Party A fails to provide authentic, accurate and complete information about the Property, Party B shall have the right to rescind this Contract, and request Party A to

Internal assume all legal liabilities arising from any concealment or misrepresentation by it. (4) Party B has fully understood the property management regulations and property management fees applicable to the Property, and undertakes to directly contact the property management company about the property management services. (5) Party B understands and confirms that it complies with the requirements of the property purchasing restriction policy of the region in which the Property is located, and agrees to assume all consequences if it does not comply with the requirements of the property purchasing restriction policy, including without limitation inability to complete the property transfer procedures, and rescission of this Contract. Section X Liabilities for Breach 1. After this Contract takes effect, if any Party terminates this Contract without cause, that Party shall pay liquidated damages equal to 10% of the total Transfer Price hereunder in one lump sum to the other Party, and indemnify the other Party for the losses arising therefrom, including without limitation attorney’s fee, property preservation liability insurance premiums and litigation costs, except for termination of this Contract due to failure to satisfy the conditions precedent to transfer or occurrence of any event of rescission set forth herein. 2. In the event of failure of Party B to pay the Transfer Price within the time limit set forth herein, if the Transfer Price is more than five days overdue, Party B shall pay to Party A liquidated damages equal to 0.02% of the outstanding amount for each day of delay; and if the Transfer Price is more than 30 days overdue, Party A shall have the right to rescind this Contract, request Party B to pay an additional amount equal to 10% of the total Transfer Price hereunder as compensation for breach, and claim compensation from Party B for its losses arising therefrom. 3. In the event of failure of Party A to deliver the Property in accordance with the provisions hereof, if the delivery of the Property is more than five days overdue, Party A shall pay to Party B an overdue fine equal to 0.02% of the amount already paid by Party B for each day of delay; and if the delivery of the Property is more than 30 days overdue, Party B shall have the right to rescind this Contract, and request Party A to pay an additional amount equal to 10% of the total Transfer Price hereunder as compensation for breach. 4. Each Party undertakes to abide by the covenants made by it in this Contract. If any Party breaches any covenant or warranty set forth herein, the breaching Party shall pay liquidated damages equal to 10% of the total Transfer Price hereunder in one lump sum to the non-breaching Party, and indemnify the non-breaching Party for the loss in excess of such liquidated damages (if any). Section XI Amendment and Rescission 1. The Parties may amend or rescind this Contract through consultation. 2. In the event of any of the following, either Party may rescind this Contract: (1) where the purposes of this Contract cannot be achieved due to any force majeure or any reason not attributable to either Party; (2) where the other Party loses the ability to perform its obligations; (3) where the other Party commits a material breach, resulting in inability to achieve the purposes of this Contract; or (4) where the other Party commits any breach set forth in Section X above. 3. The Parties may amend this Contract through consultation, to the extent that the main provisions of this Contract will continue to be performed. Any amendment or rescission of this Contract shall be made in writing, with one copy to be filed with JXPSE and ZJPSE for the record respectively. Section XII Notices and Service

Internal 1. All notices or letters sent by a Party to the other Party in connection with the performance of this Contract shall be made in writing, and delivered to the other Party at its address set out herein, in person or by post. Any notice or letter shall be deemed to have been effectively given, when signed for by the recipient if delivered in person, or when delivered if sent by post. In the event of any change in the address of a Party, that Party shall give written notice to the other Party within five days, and if it fails to do so, as a result of which any notice or letter fails to be delivered or there’s no one at the designated address to receive such notice or letter, such notice or letter shall be deemed to have been effectively given on the fifth day after the sending Party sends it to the designated address of the other Party. 2. Mailing addresses of the Parties Party A: Honwa Financial Leasing Co., Ltd. Address: Rooms 1001-1005 & 1008, 10/F, 819 Guangyi Road, Nanhu District, Jiaxing, Zhejiang Telephone: 0573-82763708 Party B: ACM Research (Shanghai), Inc. Address: 5, 6, 7 & 8, 999 Dangui Road, China (Shanghai) Pilot Free Trade Zone Telephone: 021-50276506 Section XIII Jurisdiction and Dispute Resolution 1. This Contract and the physical asset transaction hereunder shall be governed by the laws of the People’s Republic of China. 2. Any dispute arising between the Parties in connection with the interpretation or performance of this Contract shall be settled by the Parties through consultation. In case no settlement can be reached, such dispute shall be referred to the people’s court in the place where the Property is located for resolution by litigation. Section XIV Effectiveness This Contract shall take effect on the date it has been executed by the Parties. Section XV Miscellaneous 1. Any amendment or supplement made by the Parties to this Contract shall be in writing, and constitute an annex to this Contract. The annexes to this Contract shall have equal legal effect as this Contract. 2. Neither Party shall adjust the transaction conditions and transaction price set forth herein for any reason, such as damages to or diminution in value of the subject asset before consummation of the transaction. 3. In the event of any inconsistency between the provisions of this Contract and other documents executed by the Parties with respect to the subject matter of this Contract, the provisions hereof shall prevail. With respect to the matters not specifically addressed herein, the Parties may enter into a supplemental agreement through consultation. 4. This Contract shall be made in eight counterparts, two counterparts to be held by each Party, one counterpart to be filed with JXPSE and ZJPSE respectively for the record, and as basis for JXPSE to process the amounts and fees due hereunder through the ZJPSE Platform, and the remaining two counterparts to be used in the alteration registration procedures with respect to the Property. (The remainder of this page is intentionally left blank.)

Internal (Signature Page to Asset Transaction Contract) Transferor (Party A): Honwa Financial Leasing Co., Ltd. (seal) Authorized representative/legal representative (signature): Date of signature: May 14, 2026 Transferee (Party B): ACM Research (Shanghai), Inc. (seal) Authorized representative/legal representative (signature): Date of signature: May 14, 2026

Internal Annex I Floor Plan

Internal Annex II Property Hand-over Form The Parties executed the Asset Transaction Contract (the “Master Contract”) on May 14, 2026. The Parties have completed the property hand-over procedures, and hereby confirm the following with respect to the Property: 1. Subject matter of hand-over: The Parties acknowledge that the Property is the entire 71st floor of Shanghai World Financial Center, 100 Century Avenue, Pudong New Area, Shanghai, with a floor area of 3,195.94 square meters. 2. Date of hand-over: The Parties acknowledge that the signing date of this Hand-over Form shall be the delivery date of the Property. 3. Status quo of the Property: Party A has delivered the Property and its auxiliary facilities to Party B in accordance with the provisions of the Master Contract, and Party B acknowledges that it has inspected the Property on site. 4. From the signing date of this Hand-over Form, the property management fees, utility fees and other fees payable in respect of the Property shall be paid in accordance with the provisions of the Master Contract, and Party B shall bear the risks of damage and loss of the Property and its auxiliary facilities. 5. This Hand-over Form shall be made in two counterparts, one counterpart to be held by each Party with equal effect. This Hand-over Form shall constitute an integral part of the Master Contract. Any matter not specifically addressed herein shall be governed by the Master Contract. Party A: Honwa Financial Leasing Co., Ltd. (seal) Date: June 5, 2026 Party B: ACM Research (Shanghai), Inc. (seal) Date: June 5, 2026 The Property was actually delivered on June 1, 2026.